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                                                                    Exhibit 10.3

                    FIRST AMENDMENT TO LOT PURCHASE AGREEMENT

     THIS FIRST AMENDMENT TO LOT PURCHASE AGREEMENT (this "First Amendment") is hereby made and entered into as of the 25th day of January, 2005, by and between
(i) WILDEWOOD RESIDENTIAL, LLC, a Maryland limited liability company ("Seller"), and (ii) WILDEWOOD NEIGHBORHOODS, LLC, a Maryland limited liability company ("Buyer").

                                    RECITALS:

     A. Seller and Buyer have previously entered into a certain Lot Purchase Agreement dated effective January 20, 2004 (the "Contract"), with respect to the sale and purchase of certain real property located in St. Mary's County, Maryland, as more particularly described in the Contract, to which reference is hereby made for all purposes.

     B. Seller and Buyer now desire to amend the Contract as hereinafter provided in this First Amendment.

     C. Except as otherwise expressly provided herein to the contrary, all capitalized terms used in this First Amendment, including the foregoing Recitals, shall have the same meanings as are attributed thereto in the Contract.

                                   AGREEMENT:

     NOW, THEREFORE, in consideration of the premises, the mutual rights and obligations hereunder and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Buyer, intending legally to be bound, hereby agree as follows:

     1. Model Lots Settlement. Seller and Buyer hereby agree that, notwithstanding the provisions of the Contract, including without limitation,
Schedule 1 thereto, the settlement for the

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take down of the model lots listed on Exhibit A attached hereto and made a part hereof (the "Model Lots") shall take place on or before January 31, 2005, subject to the prior recordation by Seller of the subdivision plat for the Model Lots.

     2. Model Lots Purchase Price. Seller and Buyer hereby agree that, notwithstanding the provisions of the Contract, the Purchase Price for the Model Lots shall be as set forth on Exhibit A attached hereto and made a part hereof. Seller and Buyer hereby further agree that no Additional Purchase Price shall be applicable to the sale and purchase of the Model Lots.

     3. Ratification and Confirmation. No other amendments or modifications to the Contract are made or intended hereby, and the Contract, as amended by this First Amendment, is hereby ratified and confirmed by the parties hereto for all purposes and in all respects and shall be and remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed effective as of the date first set forth above.

WITNESS:                                SELLER:

                                        WILDEWOOD RESIDENTIAL, LLC


                                        By:
-------------------------------------       ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        BUYER:

WITNESS:                                WILDEWOOD NEIGHBORHOODS, LLC


                                        By:
-------------------------------------       ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                       2-

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                                    EXHIBIT A